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                                                                   Exhibit 5.1


CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in Registration Statement No. 333-92229 of Biovail Corporation on Form S-8 of our report dated May 14, 1999 included in this Form 6K of Biovail Corporation for the year ended December 31, 1998.



/s/ DELOITTE & TOUCHE LLP



Chartered Accountants


April 19, 2000